EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO RULE 13a-14(b) OR RULE 15d-14(b)

OF THE SECURITIES EXCHANGE ACT OF 1934 AND 18 U.S.C. SECTION 1350

In connection with the Quarterly Report of Lithia Motors, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Christopher S. Holzshu, Senior Vice President, Chief Financial Officer and Secretary of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Christopher S. Holzshu

Christopher S. Holzshu

Senior Vice President,

Chief Financial Officer and Secretary

Lithia Motors, Inc.

October 31, 2014